Presentation to Ad Hoc Group Exhibit 99.2 Subject to Confidentiality Agreements To Be Used for The Sole Purpose of Evaluating A Potential Recapitalization of This J.Crew Business

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Key Drivers of Q4'18A Performance

The Company's Q4'18A underperformance was driven by the deployment of certain strategies for the J.Crew business that were ultimately unsuccessful; in response, Management has taken immediate and decisive actions to refocus J.Crew's strategy and position it for long-term profitability and growth

	INVENTORY MANAGEMENT	BRANDING & MERCHANDISING STRATEGY	INCREASED MARKETING & OVERHEAD EXPENSE
J.CREW PERFORMANCE DRIVER	▪ Substantial inventory investment across all categories led to excessive promotional activities and write-down of inventory in Q4'18A – Estimated $79 million total impact on Gross Margin in Q4'18A – Inventory balance of $390 million at FY'18A, a ~33% increase from $292 million at FY'17A	▪ The launch of a sub-brand strategy resulted in confusion for customers ▪ Testing of an everyday low price strategy with the Factory brand did not produce a strong customer response	▪ Accelerated marketing spend and overhead investments were made in connection with the sub-branding strategy
ACTIONS TAKEN IN RESPONSE	▪ Quickly moving its excess and slow-moving product in order to right-size its inventory position – Managing inventory with increased discipline is a top priority in FY'19E and is expected to result in significant gross margin improvement	▪ Eliminating sub-brands introduced in 2018 including Mercantile, Nevereven, and the Home business ▪ Rationalizing assortment to focus on key franchises ▪ Factory brand has reverted back to the value-based pricing model in 2019	▪ The decision to eliminate sub-brands and discontinue other branding initiatives will reduce complexity and provide cost-saving opportunities – Aggressively managing expenses is a top priority in 2019

Source: J.Crew Group Inc. FY'18 10-K, earnings release, and earnings call transcript.

J.Crew Standalone — Business Plan Strategy & Key Initiatives Standalone J.Crew is focused on pursuing various strategic initiatives to best position the J.Crew brand for long‐term success and growth Reimagine Product & Assortment Strategy Refocus & Clarify our Brand Strategy and Positioning Create new reasons to buy by infusing loved franchises with newness in fabric, fit and design Introduce new franchise items that are on‐trend extensions of our most popular heritage items Reduce underperforming products from our product mix to focus on our core performers Rebalance the fashion pyramid to increase penetration of core and seasonal styles, while decreasing fashion Return of Chris Benz as SVP of Design to provide a fresh design perspective and improved product assortment Listen to our customers to meet their fit and quality preferences Refresh cross‐channel brand expression to focus on product, quality and style Improve customer acquisition and retention through coordinated, proactive marketing campaigns Elimination of sub‐ brands in FY’19B to reduce customer confusion and go‐ to‐market as focused brand Increase customer engagement and brand awareness through digital marketing and increased online presence Use Data to Inform Decisions Shift Footprint to a More Digital Direct Model Continue investment in loyalty program to increase customer engagement, drive customer acquisition, and provide the Company with valuable customer data − Acquisition of customer data provides insight that informs marketing and purchasing strategy − Introduction of personalized content delivery and targeted offers to loyalty members Use customer inputs to support product development and optimize inventory investments Utilize data to understand customer purchasing behavior and enable personalized experiences Ensure holistic approach to evolving and modernizing J.Crew operating model to capitalize on momentum in online sales Streamline product assortment, marketing strategies, and online purchasing process Continue to opportunistically rationalize store footprint to reduce fixed costs and increase profitability Invest in opportunities to increase efficiency in distribution and fulfillment to improve service levels for DTC customers Continue development of the “store of the future” vision to offer customers convenient, service‐focused, and digitally‐integrated in‐ person shopping experiences

$46 $94 $77 $109 $120 $126 5% 6% 6% 7% 7% S A L E S (1) E B I T D A (1) J.Crew Brand Standalone — Management Financial Forecast Note: Standalone projections pro forma for separation, including TSA. These projections are forward‐looking, are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of J. Crew and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results may vary and these variations may be material. Financials presented on an internal management reporting basis where certain items in sales, gross margin and expense are classified differently with no impact to EBITDA as compared to an external financial view. Primary differences internally include customer shipping income excluded from sales, and Buying and Occupancy and handling expense (portion of DC labor) excluded from gross margin. For comparative purposes, J.Crew Brand FY’17A and FY’18A gross margin was 49.9% and 43.3%, respectively. Includes J.Crew and J.Crew Factory. EBITDA includes impact of annual cost savings. $769 $710 $643 $590 $563 $543 $896 $918 $984 $1,054 $1,129 $1,209 $1,816 Total Brand Comp Total Store Count Retail Online Wholesale ($ in millions, unless otherwise noted) J.Crew (including Factory) is projected to generate EBITDA improvements driven primarily by cost savings initiatives and continued growth in the online channel $1,731 $1,681 $1,683 $1,702 $1,753 $65 $53 $56 $58 $61 $64 EBITDA Margins Annual Cost Savings (2) Gross Margin 2019B 2020E 2021E 2022E 2023E 2024E 2019B 2020E 2021E 2022E 2023E 2024E (2.2%) 2.4% 3.5% 3.8% 4.1% 4.4% $10.1 $33.0 $42.8 $54.0 $54.0 $54.0 344 316 302 291 289 285 45.4% 46.2% 46.3% 46.2% 46.2% 46.0% 3%

$602 $526 $469 $646 $701 $690 $694 $745 $798 $855 $916 $1,224 $1,189 $1,202 $1,221 $1,267 $1,325 $386 $347 $301 $268 $241 $225 $212 $198 $207 $593 $560 J . C r e w ( e x c l . F a c t o r y ) S a l e s F a c t o r y S a l e s J.Crew Brand Standalone — J.Crew vs. Factory Sales Forecast Breakdown ($ in millions, unless otherwise noted) Note: Standalone projections pro forma for separation, including TSA. These projections are forward‐looking, are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of J. Crew and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results may vary and these variations may be material. Financials presented on an internal management reporting basis where certain items in sales, gross margin and expense are classified differently with no impact to EBITDA as compared to an external financial view. Primary differences internally include customer shipping income excluded from sales, and Buying and Occupancy and handling expense (portion of DC labor) excluded from gross margin. $65 $53 $56 $58 $61 $64 Total Store Count Gross Margin Retail Online Wholesale Total Store Count Gross Margin Retail Online $507 $491 $481 $482 $486 $491 $213 $206 $223 $239 $256 $274 $294 $1,273 $1,277 $25 $50 FY'17A FY'18A FY'19B FY'20E FY'21E FY'22E FY'23E FY'24E FY'17A FY'18A FY'19B FY'20E FY'21E FY'22E FY'23E FY'24E 235 203 176 162 157 147 146 144 176 174 168 154 145 144 143 141 50.8% 43.5% 46.2% 47.2% 47.3% 47.3% 47.5% 47.3% 48.0% 42.9% 43.6% 43.8% 43.8% 43.3% 42.8% 42.3%

J.Crew Brand Standalone — Cash Flow Projections ($ in millions) J.Crew (including Factory) is projected to generate positive cash flow from FY’19B – FY’24E Note: Standalone projections pro forma for separation, including TSA. These projections are forward‐looking, are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Madewell and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results may vary and these variations may be material. All presented figures include J.Crew and J.Crew Factory, except where noted otherwise. Before impact of cost savings initiatives, a portion of which would be applicable to items other than Corporate SG&A. J.CREW — STANDALONE CASH FLOW PROJECTIONS (1) Annual FY' 19B FY' 20E FY' 21E FY' 22E FY' 23E FY' 24E J.Crew EBITDA $ 46 $77 $94 $109 $120 $126 % Margin 2.7% 4.6% 5.6% 6.4% 6.9% 6.9% (‐) Change in Working Capital $12 $2 ($6) ($2) ($3) ($1) (‐) Cash Taxes Paid (1) (1) (5) (16) (19) (34) (‐) CapEx (28) (21) (23) (25) (27) (29) (‐) Other Items (5) (7) (3) (5) ‐‐ ‐‐ Unlevered Free Cash Flow $ 24 $50 $57 $60 $71 $61 Memo: Inventory $260 $248 $253 $257 $267 $278 Corporate SG&A (Net of TSA Revenue)(2) 176 180 193 201 208 216